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                                                                   EXHIBIT 10.10

                              MMC NETWORKS, INC.

                         LOAN  AND SECURITY AGREEMENT

                              DATED APRIL 21, 1997
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     This LOAN AND SECURITY AGREEMENT is entered into as of April 21, 1997, by and between SILICON VALLEY BANK ("Bank") and MMC NETWORKS, INC. ("Borrower").

                                   RECITALS

     Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                   AGREEMENT

     The parties agree as follows:

     1.    DEFINITIONS AND CONSTRUCTION

           1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

                 "ACCOUNTS" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

                 "ADVANCE" OR "ADVANCES" means a loan advance under Sections 2.1 and 2.2 hereof.

                 "AFFILIATE" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, such Persons, managers and members.

                 "BANK EXPENSES" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents, (including fees and expenses of appeal or review, or those incurred in any Insolvency Proceeding) whether or not suit is brought.

                 "BORROWER'S BOOKS" means all of Borrower's books and records including, without limitation: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

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                 "BUSINESS DAY" means any day that is not a Saturday, Sunday. or other day on which banks in the State of California are authorized or required to close.

                 "CLOSING DATE" means the date of this Agreement

                 "CODE" means the California Uniform Commercial Code.

                 "COLLATERAL" means the property described on Exhibit A attached hereto.

                 "COMMITTED REVOLVING LINE" means a Credit Extension of up to Ten Million Dollars ($10,000,000).

                 "COMMITTED EQUIPMENT LINE" means a Credit Extension of up to Three Million Dollars ($3,000,000).

                 "CONTINGENT OBLIGATION" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

                 "CREDIT EXTENSION" means each Advance, Equipment Advance, Letter of Credit, or any other extension of credit by Bank for the benefit of Borrower hereunder.

                 "CURRENT LIABILITIES" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Advances made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of Borrower or any Subsidiary to a date more than one year from the date of determination, but excluding Subordinated Debt.

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                 "EQUIPMENT" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

                 "EQUIPMENT ADVANCE" has the meaning set forth in Section 2.1.4.

                 "EQUIPMENT AVAILABILITY DATE" has the meaning set forth in
Section 2.1.4.

                 "EQUIPMENT MATURITY DATE" means April 21, 2001.

                 "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

                 "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

                 "INDEBTEDNESS" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

                 "INITIAL PUBLIC OFFERING" means the closing of an initial public offering of the Borrower's shares of common stock in a publicly traded market with aggregate cash proceeds satisfactory to the Bank.

                 "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

                 "INVENTORY" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

                 "INVESTMENT" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

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                 "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                 "LETTER OF CREDIT" means a letter of credit or similar undertaking issued by Bank pursuant to SECTION 2.1.2.

                 "LETTER OF CREDIT RESERVE" has the meaning set forth in Section 2.1.2.

                 "LIEN" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

                 "LOAN DOCUMENTS" means, collectively, this Agreement, any note or notes executed by Borrower, the Negative Pledge Agreement, and any other present or future agreement entered into between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated from time to time.

                 "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

                 "NEGOTIABLE COLLATERAL" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper.

                 "OBLIGATIONS" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

                 "PAYMENT DATE" means the twenty-first calendar day of each month commencing on the first such date after the Closing Date and ending on the later of Revolving Maturity Date or the Equipment Maturity Date.

                 "PERMITTED INDEBTEDNESS" means:

                 (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

                 (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

                 (c) Subordinated Debt;

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                 (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

                 (e) Indebtedness secured by Permitted Liens.

                 "PERMITTED INVESTMENT" MEANS:

                 (a) Investments existing on the Closing Date disclosed in the Schedule;

                 (b) (i)    marketable direct obligations issued or
unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof,
(ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank;

                 (c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                 (d) Investments consisting of receivables owing to Borrower or its Subsidiaries by Persons and advances to customers or suppliers, in each case, if created, acquired or made in the ordinary course of business; provided that this paragraph (d) shall not apply to Investments owing by Subsidiaries to Borrower;

                 (e) Investments consisting of (i) compensation of employees, officers and directors of Borrower or its Subsidiaries so long as the Board of Directors of Borrower determines that such compensation is in the best interests of Borrower, (ii) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business, (iii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans approved by Borrower's board of directors, (iv) other loans to officers and employees approved by the Board of Directors in an aggregate amount not in excess of Five Hundred Thousand Dollars ($500,000) outstanding at any time;

                 (f) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

                 (g) Investments pursuant to or arising under currency agreements or interest rate agreements entered into in the ordinary course of business;

                 (h) Investments consisting of prepaid royalties and other credit extensions to, customers and suppliers who are not Affiliates, in the ordinary course of business;

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                 (i) Investments constituting acquisitions permitted under
SECTION 7.3;

                 (j) Deposit accounts of Borrower in which Bank has a Lien prior to any other Lien;

                 (k) Deposit accounts of any Subsidiaries maintained in the ordinary course of business;

                 (1) Investments accepted in connection with transfers permitted by Section 7.1; and

                 (m) Other Investments aggregating not in excess of Two Hundred and Fifty Thousand Dollars ($250,000) at any time.

                 "PERMITTED LIENS" means the following:

                 (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

                 (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and as to which adequate reserves are maintained on Borrower's Books in accordance with GAAP, provided the same have no priority over any of Bank's security interests;

                 (c) Liens (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

                 (d) Leases or subleases and non-exclusive licenses and sublicenses granted to others in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower and its Subsidiaries taken as a whole, and any interest or title of a lessor, licensor or under any lease or license;

                 (e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under SECTION 8.8;

                 (f) Easements, reservations rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property not constituting a Material Adverse Effect;

                 (g) Liens that are not prior to the Lien of Bank which constitute rights of set-off of a customary nature or bankers' Liens with respect to amounts of deposit, whether

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arising by operation of law or by contract, in connection with arrangements entered into with banks in the ordinary course of business;

                 (i) Earn-out and royalty obligations existing on the date hereof or entered into in connection with an acquisition permitted by SECTION 7.3; and

                 (j) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a), (c), and (d) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

                 "PERSON" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                 "PRIME RATE" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

                 "QUICK ASSETS" means, as of any applicable date, the consolidated cash, cash equivalents, accounts receivable and investments with maturities of fewer than 90 days of Borrower determined in accordance with GAAP.

                 "RESPONSIBLE OFFICER" means each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

                 "REVOLVING MATURITY DATE" means April 20, 1998.

                 "SCHEDULE" means the schedule of exceptions attached hereto, if any.

                 "SUBORDINATED DEBT" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank).

                 "SUBSIDIARY" means with respect to any Person, corporation, partnership, company association, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.

                 "TANGIBLE NET WORTH" means as of any applicable date, the consolidated total assets of Borrower and its Subsidiaries minus, without duplication, (i) the sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development

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expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total Liabilities.

                 "TOTAL LIABILITIES" means as of any applicable date, any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness, but specifically excluding Subordinated Debt.

          1.2 ACCOUNTING AND OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations and determinations made hereunder shall be made in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. The terms "including"/ "includes" shall always be read as meaning "including (or includes) without limitation", when used herein or in any other Loan Document.

     2.   LOAN AND TERMS OF PAYMENT

          2.1 REVOLVING ADVANCES. Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Advances made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Advances at rates in accordance with the terms hereof.

                      (a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed (a) until the Initial Public Offering: (i) Five Million Dollars ($5,000,000) minus (ii) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and (b) from and after the Initial Public Offering and subject to Section 3.3: (i) the Committed Revolving Line minus (ii) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit). Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement.

                      (b) Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of EXHIBIT B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this SECTION 2.1 to Borrower's deposit account.

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                       (c) The Committed Revolving Line shall terminate on the
Revolving Maturity Date, at which time all Advances under this SECTION 2.1 and other amounts due under this Agreement (except as otherwise expressly specified herein) shall be immediately due and payable.

               2.1.1   LETTERS OF CREDIT.

                      (a) Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate outstanding face amount not to exceed (i) the lesser of the Committed Revolving Line or the Borrowing Base, whichever is less, minus
(ii) the then outstanding principal balance of the Advances; provided that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) shall not in any case exceed
(i) Five Million Dollars ($5,000,000) or (ii) from and after the Initial Public Offering, Ten Million Dollars ($10,000,000). Each Letter of Credit shall have an expiry date no later than one hundred eighty (180) days after the Revolving Maturity Date provided that Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement.

                      (b) The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit.

                      (c) Borrower may request that Bank issue a Letter of Credit payable in a currency other than United States Dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

                      (d) Upon the issuance of any letter of credit payable in a currency other than United States Dollars, Bank shall create a reserve under the Committed Revolving Line for letters of credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such letter of credit. The amount of such reserve may be amended by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Committed Revolving Line shall be reduced by the amount of such reserve for so long as such letter of credit remains outstanding.

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          2.2    EQUIPMENT ADVANCES.

                 (a) Subject to and upon the terms and conditions of this Agreement, at any time from the date hereof through April 21, 1998 (the "Equipment Availability End Date"), Bank agrees to make advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower in an aggregate outstanding amount not to exceed the Committed Equipment Line. To evidence the Equipment Advance or Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the Equipment, software and leaseholds to be purchased. The Equipment Advances shall be used only to purchase Equipment, software and leaseholds and shall not exceed One Hundred Percent (100%) of the invoice amount of such equipment, software and leaseholds approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense.

                 (b) Interest shall accrue from the date of each Equipment Advance at the rate specified in SECTION 2.3(A)(ii), and shall be payable monthly for each month through the month in which the Equipment Availability End Date falls. Any Equipment Advances that are outstanding on the Equipment Availability End Date will be payable in thirty-six (36) equal monthly installments of principal, and all accrued interest, beginning on the Payment Date of each month following the Equipment Availability End Date and ending no later than the Equipment Maturity Date. Equipment Advances, once repaid, may not be reborrowed.

                 (c) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific time one (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of EXHIBIT B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the Equipment to be financed.

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Advances made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Advances at rates in accordance with the terms hereof.

          2.3    INTEREST RATES, PAYMENTS, AND CALCULATIONS.

                 (a) INTEREST RATE. Except as set forth in SECTION 2.3(B), (i) any Advances under the Committed Revolving Line shall bear interest, on the average daily balance thereof, at a per annum rate equal to the Prime Rate, and
(ii) any Advances under the Committed Equipment Line shall bear interest, on the average daily balance thereof, at a per annum rate equal to one-half of one (0.5) percentage point above the Prime Rate.

                 (b) DEFAULT RATE. All Obligations shall bear interest, from and after the occurrence of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

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                 (c) PAYMENTS.  Interest hereunder shall be due and payable on each Payment Date.. Borrower hereby authorizes Bank to debit any accounts with Bank, including, without limitation, Account Number 3300051545 for payments of principal and interest due on the Obligations and any other amounts owing by Borrower to Bank. Bank will notify Borrower of all debits which Bank has made against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

                 (d) COMPUTATION. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

          2.4 CREDITING PAYMENTS. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment, whether directed to Borrower's deposit account with Bank or to the Obligations or otherwise, shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment in respect of the Obligations unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment (other than a wire transfer of immediately available funds) received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

          2.5    FEES.  Borrower shall pay to Bank the following:

                 (a) FACILITY FEE. (i) A Facility Fee for the Committed Revolving Line equal to Sixteen Thousand Two Hundred and Fifty Dollars ($16,250.00), of which Ten Thousand Dollars ($10,000.00) has been paid and Six Thousand Two Hundred and Fifty Dollars ($6,250.00) shall be due subject to
Section 3.3 and is fully earned and non-refundable and (ii) A Facility Fee for the Committed Equipment Line equal to Seven Thousand Five Hundred Dollars ($7,500.00), which fee has been paid and is fully earned and non-refundable;

                 (b) FINANCIAL EXAMINATION AND APPRAISAL FEES. Bank's customary fees and out-of-pocket expenses for Bank's audits of Borrower's Accounts, and for each appraisal of Collateral and financial analysis and examination of Borrower performed from time to time by Bank or its agents;

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                 (c) BANK EXPENSES.  Upon demand from Bank, including, without limitation, upon the date hereof, all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses, and, after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

          2.6 ADDITIONAL COSTS. In case any change in any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law), in each case after the date of this Agreement:

                 (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

                 (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

                 (c) imposes upon Bank any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to any loans, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error; provided, however, that the Borrower shall not be liable for any such amount attributable to any period prior to the date one hundred eighty (180) days prior to the date of such statement. Bank agrees that it will allocate all such increased costs among its customers similarly affected in good faith and in a manner consistent with Bank's customary practice.

          2.7 TERM. Except as otherwise set forth herein, this Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the later of the Revolving Maturity Date or the Equipment Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Advances under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination of this Agreement, Bank's lien on the Collateral shall remain in effect for so long as any Obligations (excluding Obligations under Sections 2.6 and 12.2 to the extent they remain inchoate at the time outstanding payment Obligations are paid in full) are outstanding.

     3.   CONDITIONS OF LOANS

          3.1 CONDITIONS PRECEDENT TO INITIAL ADVANCE. The obligation of Bank to make the initial Advance is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                 (a) this Agreement;

                 (b) a certificate of the Secretary of Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

                 (c) a negative pledge agreement covering intellectual property;

                 (d) financing statements (Forms UCC-1);

                 (e) insurance certificate;

                 (f) payment of the fees and Bank Expenses then due specified in
SECTION 2.5 hereof; and

                 (g) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

          3.2 CONDITIONS PRECEDENT TO REVOLVING ADVANCES UP TO $5,000,000. The obligation of Bank to make Revolving Advances under the Committed Revolving Line up to Five Million Dollars ($5,000,000), is further subject to the following conditions:

                 (a) completion of an accounts receivable audit satisfactory to Bank.

          3.3 CONDITIONS PRECEDENT TO INCREASE THE AMOUNT AVAILABLE UNDER THE COMMITTED REVOLVING LINE TO $10,000,000. The obligation of Bank to increase the amount available under the Committed Revolving Line to Ten Million Dollars ($10,000,000), is further subject to the following conditions:

                 (a) closing of the Initial Public Offering; and

                 (b) receipt by Bank of the Facility Fee in the amount of Six Thousand Two Hundred and Fifty Dollars ($6,250.00).

          3.4 CONDITIONS PRECEDENT TO ALL ADVANCES. The obligation of Bank to make each Advance, including the initial Advance, is further subject to the following conditions:

                 (a) timely receipt by Bank of the Payment/Advance Form as provided in SECTION 2.1; and

                 (b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the dare of such Payment/Advance Form and on the effective date of each Advance as though made at and as of each such date, (except to the extent they relate specifically to an earlier date, in which case such representations and warranties shall continue to have been true and accurate as of such date) and no Event of Default shall have occurred and be continuing, or would result from such Advance. The making of each Advance shall be deemed to be a representation and warranty by Borrower on the date of such Advance as to the accuracy of the facts referred to in this
Section 3.4(b).

     4.   CREATION OF SECURITY INTEREST

          4.1 GRANT OF SECURITY INTEREST. Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt payment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof. Borrower acknowledges that Bank may place a "hold" on any Deposit Account pledged as Collateral to secure the Obligations. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding, in each case, to the extent a security interest in the Collateral can be perfected by a filing, or, in the case of Collateral consisting of instruments, documents, chattel paper, or certificated securities, to the extent the Bank takes possession of such Collateral.

          4.2 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that flank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

          4.3 RIGHT TO INSPECT. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

     5.   REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants as follows:

          5.1 DUE ORGANIZATION AND QUALIFICATION. Borrower and each Subsidiary is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified (except for states as to which any failure so to qualify would not have a Material Adverse Effect).

          5.2 DUE AUTHORIZATION; NO CONFLICT. The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default would reasonably be expected to have a Material Adverse Effect.

          5.3 NO PRIOR ENCUMBRANCES. Borrower has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

          5.4 MERCHANTABLE INVENTORY. All Inventory is in all material respects of good and marketable quality, free from all material defects.

          5.5 NAME; LOCATION OF CHIEF EXECUTIVE OFFICE. Except as disclosed in the Schedule, Borrower has not done business and will not without at least thirty (30) days prior written notice to Bank do business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

          5.6 LITIGATION. Except as set forth in the Schedule, there are no actions or proceedings pending, or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary before any court or administrative agency in which a likely adverse decision would reasonably be expected to have a Material Adverse Effect or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral

          5.7 NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS. All consolidated financial statements related to Borrower and any Subsidiary that have been delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank on or about the Closing Date.

          5.8 SOLVENCY. Borrower is able to pay its debts (including trade debts) as they mature.

          5.9 REGULATORY COMPLIANCE. Borrower and each Subsidiary has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that would reasonably be expected to have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

          5.10 ENVIRONMENTAL CONDITION. None of Borrower's or any Subsidiary's properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the release, or other disposition of hazardous waste or hazardous substances into the environment.

          5.11 TAXES. Borrower and each Subsidiary has filed or caused to be filed all tax returns required to be filed on a timely basis, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

          5.12 SUBSIDIARIES. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

          5.13 GOVERNMENT CONSENTS. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted, except where the failure to obtain such consent, approval or authorization, to make any such declaration or filing or to give any such notice would not reasonably be expected to have a Material Adverse Effect.

          5.14 FULL DISCLOSURE. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank by Borrower in connection with the transaction contemplated by this Agreement, taken as a whole contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading (it being recognized by the Bank that the projections and forecasts provided by Borrower are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results).

     6.   Affirmative Covenants

          Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

          6.1 GOOD STANDING. Borrower shall maintain or cause to be maintained its and each of its Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify would be expected to have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of Borrower's business, in force all licenses, approvals and agreements, the loss of which would reasonably be expected to have a Material Adverse Effect.

          6.2 GOVERNMENT COMPLIANCE. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

          6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Borrower shall deliver to Bank: (a) when there are Advances outstanding under the Committed Revolving Line or the Committed Equipment Line, as soon as available, but in any event within fifteen (15) days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank; (b) when there are no Advances outstanding under the Committed Revolving Line or the Committed Equipment Line, as soon as available, but in any event within thirty (30) days after the end of each quarter, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank; (c) as soon as available, but in any event within ninety (90) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP), consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (d) from and after the Initial Public Offering, within five (5) days of filing, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (e) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; and (f) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

     When there are Advances outstanding under the Committed Revolving Line or the Committed Equipment Line, within fifteen (15) days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto. When there are no Advances outstanding under the Committed Revolving Line or the Committed Equipment Line, within thirty (30) days after the last day of each quarter, Borrower shall deliver to Bank with the quarterly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto.

     Prior to the initial Advance under the Committed Revolving Line, an audit of Borrower's Accounts shall be completed, with results satisfactory to Bank. When there are Advances outstanding under the Committed Revolving Line, Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.

          6.4 INVENTORY; RETURNS. Borrower shall keep all Inventory in good and marketable condition, free from all material defects. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

          6.5 TAXES. Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is (i) contested in good faith by appropriate proceedings , (ii) is reserved against (to the extent required by GAAP) by Borrower and (iii) no lien other than a Permitted Lien results.

          6.6    INSURANCE.

                 (a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

                 (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty
(20) days notice to Bank before canceling its policy for any reason. At Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

          6.7 PRINCIPAL DEPOSITORY. Borrower shall maintain its principal depository and operating accounts with Bank.

          6.8 QUICK RATIO. (i) When there are Advances outstanding under the Committed Revolving Line or the Committed Equipment Line, Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities of at least 1.75 to 1.00; or (ii) when there are no Advances outstanding under the Committed Revolving Line or the Committed Equipment Line, Borrower shall maintain, as of the last day of each calendar quarter, a ratio of Quick Assets to Current Liabilities of at least 1.75 to 1.00

          6.9 DEBT-NET WORTH RATIO. (i) When there are Advances outstanding under the Committed Revolving Line or the Committed Equipment Line, Borrower shall maintain, as of the last day of each calendar month; a ratio of Total Liabilities to Tangible Net Worth of not more than 1.25 to 1.00; or (ii) when there are no Advances outstanding under the Committed Revolving Line or the Committed Equipment Line, Borrower shall maintain, as of the last day of each calendar quarter, a ratio of Total Liabilities to Tangible Net Worth of not more than 1.25 to 1.00.

          6.10 PROFITABILITY. Borrower shall be profitable for each fiscal quarter, except Borrower may suffer a loss for one fiscal quarter in any fiscal year not to exceed Five Hundred Thousand Dollars ($500,000).

          6.11 MINIMUM DEBT SERVICE. Borrower shall maintain, as of the last calendar day of each quarter, a Debt Service ratio of at least 1.50 to 1.00, provided, however, that Borrower may report a Debt Service ratio of less then
1.50 to 1.00 for one fiscal quarter in any fiscal year. "DEBT SERVICE" is defined as earnings after taxes plus interest plus depreciation, divided by the current portion of long term debt plus interest.

          6.12 FURTHER ASSURANCES. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

     7.   NEGATIVE COVENANTS

          Borrower covenants and agrees that, so long as any Credit Extension hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Advances, Borrower will not do any of the following:

          7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers: (i) of inventory in the ordinary course of business, (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; (iii) that constitute payment of normal and usual operating expenses in the ordinary course of business;; or
(iii) of worn-out or obsolete Equipment.

          7.2 CHANGES IN BUSINESS, OWNERSHIP, OR MANAGEMENT, BUSINESS LOCATIONS. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto), or suffer a change in Borrower's ownership other than the sale by Borrower of equity securities of Borrower. Borrower will not, without at least thirty (30) days prior written notification to Bank, relocate its chief executive office or add any new offices or business locations.

          7.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

          7.4 INDEBTEDNESS. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

          7.5 ENCUMBRANCES. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

          7.6 DISTRIBUTIONS. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except for repurchases of stock from former employees of Borrower in accordance with the terms of repurchased or similar agreements between Borrower and such employees in an aggregate amount not to exceed Two Hundred and Fifty Thousand Dollars ($250,000), provided, however, that immediately prior to and following such repurchases there exists no Event of Default under the Loan Documents.

          7.7 INVESTMENTS. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

          7.8 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person.

          7.9 SUBORDINATED DEBT. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

          7.10 INVENTORY. Store the Inventory with a bailee, warehouseman, or similar party unless Bank has received a pledge of any warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory only at the location set forth in Section 10 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

          7.11 COMPLIANCE. Become an "investment company" or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose; fail to meet the minimum funding requirements of ERISA; permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral; or permit any of its Subsidiaries to do any of the foregoing.

     8.   EVENTS OF DEFAULT

     Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

          8.1 PAYMENT DEFAULT. If Borrower fails to pay, when due, any of the Obligations.

          8.2    COVENANT DEFAULT.

                 (a) If Borrower fails to perform any obligation under Sections 6.3, 6.6, 6.7, 6.8, 6.9, 6.10, or 6.11 or violates any of the covenants contained in Article 7 of this Agreement, or

                 (b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advances will be required to be made during such cure period);

          8.3 MATERIAL ADVERSE CHANGE. If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations or (iii) is a material impairment of the value or priority of Bank's security interests in the Collateral;

          8.4 ATTACHMENT. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Advances will be required to be made during such cure period);

          8.5 INSOLVENCY. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within 30 days (provided that no Advances will be made prior to the dismissal of such Insolvency Proceeding);

          8.6 OTHER AGREEMENTS. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse Effect;

          8.7 SUBORDINATED DEBT. If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

          8.8 JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Advances will be made prior to the satisfaction or stay of such judgment); or

          8.9 MISREPRESENTATIONS. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate or writing delivered to Bank by Borrower or any Person acting on Borrower's behalf pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

     9.   Bank's Rights And Remedies

          9.1 RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                 (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 all Obligations shall become immediately due and payable without any action by Bank);

                 (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

                 (c) Demand that Borrower (i) deposit cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all Letters of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit;

                 (d) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                 (e) Without notice to or demand upon Borrower, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's premises, Borrower hereby grants Bank a license to enter such premises and to occupy the same, without charge in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

                 (f) Without notice to Borrower set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or
(ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

                 (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

                 (h) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply the proceeds thereof to the Obligations in whatever manner or order it deems appropriate;

                 (i) Bank may credit bid and purchase at any public sale, or at any private sale as permitted by law; and

                 (j) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

          9.2 POWER OF ATTORNEY. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts;
(b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; and (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

          9.3 ACCOUNTS COLLECTION. Upon the occurrence and during the continuance of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and if requested or required by Bank, immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

          9.4 BANK EXPENSES. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following:
(a) make payment of the same or any part thereof; (b) set up such reserves under the Committed Revolving Line or the Committed Equipment Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

          9.5 BANK'S LIABILITY FOR COLLATERAL. So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b)any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

          9.6 REMEDIES CUMULATIVE. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not expressly set forth herein as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

          9.7 DEMAND; PROTEST; Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

     10.  NOTICES

     Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:


     If to Borrower: MMC Networks, Inc.
                     1134 E. Arques Avenue
                     Sunnyvale, CA 94086
                     Attn:  William R. Walker
                     FAX: 408/731-1660

     If to Bank:     Silicon Valley Bank
                     3003 Tasman Drive
                     Santa Clara, CA 95054
                     Attn: Mike Rose
                     FAX: 408/748-9478

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

     11.  CHOICE OF LAW AND VENUE

          The Loan Documents shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS

LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     12.  GENERAL PROVISIONS

          12.1 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

          12.2 INDEMNIFICATION. Borrower shall, indemnify, defend, protect and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b)all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under the Loan Documents, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

          12.3 TIME OF ESSENCE. Time is of the essence for the performance of all obligations set forth in this Agreement.

          12.4 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          12.5 AMENDMENTS IN WRITING, INTEGRATION. This Agreement cannot be amended or terminated except by a writing signed by Borrower and Bank. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

          12.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

          12.7 SURVIVAL. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run; provided that so long as the obligations referred to in the first sentence of this
Section 12.7 have been satisfied, and Bank has no commitment to make any Advances or to make any other loans to Borrower, Bank shall release all security interests granted hereunder and redeliver all Collateral held by it in accordance with applicable law.

          12.8 CONFIDENTIALITY. In handling any confidential information Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or affiliates of Bank in connection with their present or prospective business relations with Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank, and (v) as Bank may deem appropriate in connection with the exercise of any remedies hereunder. Confidential information hereunder shall not include information that either:
(a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



                                    MMC NETWORKS, INC.


                                    By: /s/ William R. Walker
                                       --------------------------------

                                    Title:  Secretary
                                          -----------------------------


                                    SILICON VALLEY BANK


                                    By: /s/ Michael J. Rose
                                       --------------------------------

                                    Title:  Vice President
                                          -----------------------------

                                   EXHIBIT A

     The Collateral shall consist of all right, title and interest of Borrower in and to the following:

     (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     (b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

     (e) All documents, cash, deposit accounts, securities, investment property, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     (f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     (g) All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                   EXHIBIT B

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM
             DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO: CENTRAL CLIENT SERVICE DIVISION     DATE:___________________________________
FAX: (408) ________________             TIME:___________________________________

FROM:   MMC NETWORKS. INC.
        ------------------------------------------------------------------------
          BORROWER'S NAME

FROM:___________________________________________________________________________
          AUTHORIZED SIGNER'S NAME

________________________________________________________________________________
          AUTHORIZED SIGNATURE

PHONE:__________________________________________________________________________

FROM ACCOUNT # __________ TO ACCOUNT #


--------------------------------------------------------------------------------
REQUESTED TRANSACTION TYPE                 REQUEST DOLLAR AMOUNT
--------------------------                 ---------------------

PRINCIPAL INCREASE (ADVANCE)               $____________________________________
PRINCIPAL PAYMENT (ONLY)                   $____________________________________
INTEREST PAYMENT (ONLY)                    $____________________________________
PRINCIPAL AND INTEREST (PAYMENT)           $____________________________________

OTHER INSTRUCTIONS: ____________________________________________________________
--------------------------------------------------------------------------------

     All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Advance Request; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

--------------------------------------------------------------------------------
                                BANK USE ONLY:
                              TELEPHONE REQUEST:
                              ------------------

     The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

_____________________________
Authorized Requester

                              __________________________________
                              Authorized Signature (Bank)
                              Phone #___________________________
--------------------------------------------------------------------------------

                                   EXHIBIT C
                            COMPLIANCE CERTIFICATE


TO:    SILICON VALLEY BANK
FROM:  MMC NETWORKS, INC.

          The undersigned authorized officer of MMC Networks, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement. and that such compliance is determined not just at the date this certificate is delivered.

          PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT              REQUIRED                                   COMPLIES
------------------              --------                                   --------
Monthly financial statements    Monthly within 15 days*                    Yes   No
Annual (CPA Audited)            FYE within 90 days                         Yes   No
10Q and 10K                     Within 5 days after filing with the SEC**  Yes   No
A/R Audit                       Initial and Semi-Annual***                 Yes   No

*When there are Advances outstanding under the Committed Revolving line or the Committed Equipment line, otherwise, quarterly within 30 days.
**From and after the Initial Public Offering.
***When there are Advances outstanding under the Committed Revolving Line.

FINANCIAL COVENANT                      REQUIRED          ACTUAL                   COMPLIES
------------------                      --------          ------                   --------
Maintain on a Quarterly Basis:
Minimum Quick Ratio****                   1.75:1.0       _____:1.0                   Yes  No
Maximum Debt/Tangible Net Worth****       1.25:1.0       _____:1.0                   Yes  No
Minimum Debt Service                      1.50:1.0*****  _____:1.0                   Yes  No
Profitability:   Quarterly******          $________      $________                   Yes  No

****Measured on a monthly basis when there are Advances outstanding under the Committed Revolving Line or the Committed Equipment Line.
*****May fall below 1.5 to 1.0 for one fiscal quarter in any fiscal year, measured for the Equipment Line only.
******May suffer a maximum loss of $500,000 for one fiscal quarter in any fiscal year.


                                  ==============================================
                                                  BANK USE ONLY
                                     RECEIVED BY:____________________
                                     DATE:___________________
                                     REVIEWED BY:____________________

                                     COMPLIANCE STATUS: YES / NO
                                  ==============================================

Comments Regarding Exceptions:

Sincerely,

_______________________
SIGNATURE

_______________________
TITLE

                           NEGATIVE PLEDGE AGREEMENT

     This Negative Pledge Agreement is made as of April 21, 1997, by MMC Networks, Inc. ("Borrower") in favor of Silicon Valley Bank ("Bank") in connection with the Loan and Security Agreement ("Loan Agreement") between Borrower and Bank dated of even date herewith.

Borrower hereby agrees as follows:

     1. Unless otherwise defined herein the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

          "Copyrights" mean all of the following in which Borrower now holds or hereafter acquires any interest: (a) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or any other country; (b) registrations, applications and proceedings in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country; (c) any continuations, renewals or extensions thereof; and (d) any registrations to be issued in any pending applications.

          "Patents" means all of the following in which Borrower now holds or hereafter acquires any interest: (a) letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country and all rights corresponding thereto, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof and (b) all reissues, divisions, continuations, renewals, continuations-in-part or extensions thereof.

          "Trademarks" means any of the following now owned or hereafter acquired by Borrower: (a) any trademarks, tradenames, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and (b) any reissues, extensions or renewals thereof.

     2. Other than granting non-exclusive licenses in the normal course of business, Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's intellectual property, including, without limitation, the following:

          a. Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          b. Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

          c.  All Patents;

          d.  All Copyrights;

          e. Any Trademarks or servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such Trademarks;

          f. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          g. All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

          h. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     3. It shall be an event of default under the Loan Agreement if there is a breach of any term of this Negative Pledge Agreement.



                                         MMC NETWORKS, INC.


                                         By: /s/ William R. Walker
                                            ------------------------------------
                                         Name:   William R. Walker
                                              ----------------------------------
                                         Title:  Secretary
                                               ---------------------------------


                                         Accepted and acknowledged By:

                                         SILICON VALLEY BANK


                                         By: /s/ Michael J. Rose
                                            ------------------------------------
                                         Name:   Michael J. Rose
                                              ----------------------------------
                                         Title:  Vice President
                                               ---------------------------------

IMPORTANT - READ INSTRUCTIONS ON BACK BEFORE FILING OUT FORM - DO NOT DETACH
STUB
--------------------------------------------------------------------------------

================================================================================

                     THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain executions, for 5 years from date of filing.

---------------------------------------------------------------------------------------------
  A. NAME & TEL # OF CONTACT AT FILER (optional)     B. FILING OFFICE ACCT. # (optional)

---------------------------------------------------------------------------------------------
  C. RETURN COPY TO: (Name and Mailing Address)

          Silicon Valley Bank
          Attn: Loan Services
          3003 Tasman Drive
          Santa Clara, CA 95054

----------------------------------------------------------------------------------------------
  D. OPTIONAL DESIGNATION (If applicable):  LESSOR/LESSEE  CONSIGNOR/CONSIGNEE  NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1.   DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
    --------------------------------------------------------------------------------------------------------------------------------
      1a. ENTITY'S NAME

                  MMC Networks, Inc.
OR  --------------------------------------------------------------------------------------------------------------------------------
      1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME              MIDDLE NAME                    SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
 1c. MAILING ADDRESS                                             CITY                    STATE   COUNTRY   POSTAL CODE

         1134 E. Arques Avenue                                      Sunnyvale              CA      USA           94086
------------------------------------------------------------------------------------------------------------------------------------
 1d. S.S. OR TAX I.D.#      OPTIONAL      1e. TYPE OF ENTITY     1f. ENTITY'S STATE      1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                           ADD'NL INFO RE                        OR COUNTRY OF
                           ENTITY DEBTOR                         ORGANIZATION                                               [_] NONE
------------------------------------------------------------------------------------------------------------------------------------
2.   ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME -insert only one debtor name (2a or 2b)
   ---------------------------------------------------------------------------------------------------------------------------------
      2a. ENTITY'S NAME


OR  --------------------------------------------------------------------------------------------------------------------------------
      2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME              MIDDLE NAME                    SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c.  MAILING ADDRESS                                             CITY                    STATE   COUNTRY   POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
 2d. S.S. OR TAX I.D.#      OPTIONAL      2e. TYPE OF ENTITY     2f. ENTITY'S STATE      2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                           ADD'NL INFO RE                        OR COUNTRY OF
                           ENTITY DEBTOR                         ORGANIZATION                                               [_] NONE
------------------------------------------------------------------------------------------------------------------------------------
3.   SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNED EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
      3a. ENTITY'S NAME

                  Silicon Valley Bank
OR   -------------------------------------------------------------------------------------------------------------------------------
      3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME              MIDDLE NAME                    SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
 3c. MAILING ADDRESS                                             CITY                    STATE   COUNTRY   POSTAL CODE

         3003 Tasman Drive                                          Santa Clara            CA      USA           95054
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

          All rights, title and interest of Debtor in, to and under the personal property set forth in Exhibit A attached hereto and incorporated herein by reference.





------------------------------------------------------------------------------------------------------------------------------------
5. CHECK     [_]  THIS FINANCING STATEMENT is signed by the Secured Party          7. If filed in Florida (check one)
   BOX            instead of the Debtor to perfect a security                         [_] Documentary       [_] Documentary stamp
                  interest (a) in collateral already subject to a security interest       stamp tax paid        tax not applicable
  (if applicable) in another jurisdiction when it was brought into this state, or when the debtor's location was charged to this state, or (b) in accordance with other statutory provisions (additional date may be required)
------------------------------------------------------------------------------------------------------------------------------------
                 6. REQUIRED SIGNATURE(S)  MMC Networks Inc.          8.[_] This FINANCING STATEMENT is to be filled (for record)
                                                                            (or recorded) in the REAL ESTATE RECORDS
                         /s/ William R. Walker                              Attach Addendum                          (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
       Silicon Valley Bank                                            9.    Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                            [ADDITIONAL FEE]
                                                                            [optional]
                                                                                        [_] All Debtors   [_] Debtor 1  [_] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT A



                              FINANCING STATEMENT
                                    Between
                             SILICON VALLEY BANK,
                               as Secured Party
                                      AND
                              MMC NETWORKS, INC.,
                                   as Debtor

________________________________________________________________________________

     The Collateral shall consist of all right, title and interest of Debtor in and to the following:

     (A) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     (B) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     (C) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     (D) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Debtor, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor;

     (E) All documents, cash, deposit accounts, securities, investment property, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Debtor's books relating to the foregoing;

                                      1.

     (F) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     (G) All Debtor's books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                      2.

IMPORTANT - READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM - DO NOT DETACH
STUB
--------------------------------------------------------------------------------

================================================================================

                     THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain executions, for 5 years from date of filing.

---------------------------------------------------------------------------------------------
A. NAME & TEL # OF CONTACT AT FILER (optional)     B. FILING OFFICE ACCT. # (optional)

---------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

          Silicon Valley Bank
          Attn: Loan Services
          3003 Tasman Drive
          Santa Clara, CA 95054

---------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (If applicable):  LESSOR/LESSEE  CONSIGNOR/CONSIGNEE  NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1.   DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
    --------------------------------------------------------------------------------------------------------------------------------
       1a. ENTITY'S NAME

                  MMC Networks, Inc.
OR  --------------------------------------------------------------------------------------------------------------------------------
      1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME              MIDDLE NAME                    SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                              CITY                    STATE   COUNTRY   POSTAL CODE

         1134 E. Arques Avenue                                      Sunnyvale              CA      USA         94086
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL        1e. TYPE OF ENTITY   1f. ENTITY'S STATE      1g. ENTITY'S ORGANIZATIONAL I.D. #. if any
                           ADD'NL INFO RE                        OR COUNTRY OF
                           ENTITY DEBTOR                         ORGANIZATION                                               [_] NONE
------------------------------------------------------------------------------------------------------------------------------------
2.   ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME -insert only debtor name (2a or 2b)
   ---------------------------------------------------------------------------------------------------------------------------------
      2a. ENTITY'S NAME

                  MMC Networks, Inc.
OR  --------------------------------------------------------------------------------------------------------------------------------
      2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME              MIDDLE NAME                    SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c.  MAILING ADDRESS                                             CITY                    STATE   COUNTRY   POSTAL CODE

         1134 E. Arques Avenue
------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL         2e.  TYPE OF ENTITY 2f. ENTITY'S STATE      2g. ENTITY'S ORGANIZATIONAL I.D. #. if any
                           ADD'NL INFO PE                        OR COUNTRY OF
                           ENTITY DEBTOR                         ORGANIZATION                                               [_] NONE
------------------------------------------------------------------------------------------------------------------------------------
3.   SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
      3a. ENTITY'S NAME

                  SILICON VALLEY BANK
OR   -------------------------------------------------------------------------------------------------------------------------------
      3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME              MIDDLE NAME                    SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                              CITY                    STATE   COUNTRY   POSTAL CODE

         3003 Tasman Drive                                          Santa Clara            CA      USA         95054
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types of items of property:

          See attached exhibit A





------------------------------------------------------------------------------------------------------------------------------------
5. CHECK     [_]  THIS FINANCING STATEMENT is required by the Secured Party         7. If filed in Florida (check one)
   BOX            instead of the Debtor to perfect a security interest (s)       [_] Documentary       [_] Documentary stamp
   if applicable  in collateral already subject to a security interest in            stamp tax paid        tax not applicable
                  another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions [additional date may be required]



------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)  MMC NETWORKS INC.                   8.[_] This FINANCING STATEMENT is to be filed (for record)
                                                                            (or recorded) in the REAL ESTATE RECORDS
   /s/ William R. Walker                                                    Attach Addendum                          (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
       Silicon Valley Bank                                            9.    Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                            [ADDITIONAL FEE]
                                                                            [optional]
                                                                                        [_] All Debtors   [_] Debtor 1  [_] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------

                           NEGATIVE PLEDGE AGREEMENT

     This Negative Pledge Agreement is made as of April 21, 1997, by MMC Networks, Inc. ("Borrower") in favor of Silicon Valley Bank ("Bank") in connection with the Loan and Security Agreement ("Loan Agreement") between Borrower and Bank dated of even date herewith.

Borrower hereby agrees as follows:

     1. Unless otherwise defined herein the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

          "COPYRIGHTS" mean all of the following in which Borrower now holds or hereafter acquires any interest: (a) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or any other country; (b)registrations, applications and proceedings in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country; (c) any continuations, renewals or extensions thereof; and (d) any registrations to be issued in any pending applications.

          "PATENTS" means all of the following in which Borrower now holds or hereafter acquires any interest: (a) letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country and all rights corresponding thereto, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof and (b) all reissues, divisions, continuations, renewals, continuations-in-part or extensions thereof.

          "TRADEMARKS" means any of the following now owned or hereafter acquired by Borrower: (a) any trademarks, tradenames, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and (b) any reissues, extensions or renewals thereof.

     2. Other than granting non-exclusive licenses in the normal course of business, Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's intellectual property, including, without limitation, the following:

          A. Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          B. Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

          C.  All Patents;

          D.  All Copyrights;

          E. Any Trademarks or servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such Trademarks;

          F. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          G. All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

          H. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.


     3. It shall be an event of default under the Loan Agreement if there is a breach of any term of this Negative Pledge Agreement.

                                         MMC NETWORKS, INC.



                                         By: /s/ William Walker
                                            --------------------------
                                         Name: William R. Walker
                                              ------------------------
                                         Title: Secretary
                                               -----------------------


                                         Accepted and acknowledged By:

                                         SILICON VALLEY BANK



                                         By: /s/ Michael J. Rose
                                            --------------------------
                                         Name: Michael J. Rose
                                              ------------------------
                                         Title: Vice President
                                               -----------------------

                    DISBURSEMENT REQUEST AND AUTHORIZATION

Borrower:       MMC Networks, Inc.        Bank:  Silicon Valley Bank

LOAN TYPE. This is a Variable Rate, Revolving Line of Credit of a principal amount up to $10,000.000, and a Variable Rate, Equipment Loan of a principal amount up to $3,000,000.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for business.

SPECIFIC PURPOSE. The specific purpose of this loan is: working capital and purchase of equipment.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Bank's conditions for making the loan have been satisfied. Please disburse the loan proceeds as follows:

                                            Revolving Line
                                            --------------

Amount paid to Borrower directly:           $________
Undisbursed Funds                           $________

Principal                                   $________


CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:


     Prepaid Finance Charges Paid in Cash:  $________

         $________        Loan Fee
         $________        Accounts Receivables Audit

     Other Charges Paid in Cash:            $________

         $________        UCC Search Fees
         $________        UCC Filing Fees
         $________        Patent Filing Fees
         $________        Trademark Filing Fees
         $________        Copyright Filing Fees
         $________        Outside Counsel Fees and Expenses


     Total Charges Paid in Cash             $________

AUTOMATIC PAYMENTS. Borrower hereby authorizes Bank automatically to deduct from Borrower's account numbered ________________________ the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Bank shall not be obligated to advance funds to cover the payment.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO BANK THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO BANK. THIS AUTHORIZATION IS DATED AS OF APRIL 21, 1997.

BORROWER:

/s/ William R. Walker
-------------------------
Authorized Officer

                        AGREEMENT TO PROVIDE INSURANCE

Grantor:   MMC Networks, Inc.            Bank: Silicon Valley Bank

     INSURANCE REQUIREMENTS. MMC Networks, Inc. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Bank. These requirements are set forth in the Loan Documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

          Collateral:     All Inventory. Equipment and Fixtures.
          Type:           All risks, including fire, theft and liability.
          Amount:         Full insurable value.
          Basis:          Replacement value.
          Endorsements:   Loss payable clause to Bank with stipulation that
                          coverage will not be canceled or diminished without a minimum of twenty (20) days' prior written notice to Bank.


     INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank. Grantor understands that credit may not be denied solely because insurance was not purchased through Bank.

     FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Bank, on or before closing, evidence of the required insurance as provided above, with an effective date of April 21, 1997, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Bank may do so at Grantor's expense as provided in the Loan and Security Agreement. The cost of such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF BANK SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

     AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Bank to provide to any person (including any insurance agent or company) all information Bank deems appropriate, whether regarding the Collateral, the loan or other financial accommodations" or both.

     GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED APRIL 21, 1997.


GRANTOR:

X /s/ William R. Walker
 -------------------------
 Authorized Officer
================================================================================
                               FOR BANK USE ONLY
                            INSURANCE VERIFICATION

 DATE:                                                    PHONE:
 AGENT'S NAME:
 INSURANCE COMPANY:
 POLICY NUMBER:
 EFFECTIVE DATES:
 COMMENTS:
================================================================================

                        CORPORATE BORROWING RESOLUTION

Borrower:  MMC Networks, Inc.         Bank:     Silicon Valley Bank
           1134 E. Arques Avenue                3003 Tasman Drive
           Sunnyvale, CA 94086                  Santa Clara, CA 95054

     I, the undersigned Secretary or Assistant Secretary of MMC Networks, Inc. ("Borrower"), hereby certify that Borrower is a corporation duly organized and existing under and by virtue of the laws of the State of California.

     I FURTHER CERTIFY that at a meeting of the Directors of Borrower (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

     BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of Borrower, whose actual signatures are shown below:

   NAMES                  POSITIONS                ACTUAL SIGNATURES
   -----                  ---------                -----------------
   William R. Walker      Chief Financial Officer  /s/ William R. Walker
                                                   ----------------------
   Prabhat K. Dubey       Chief Executive          /s/ Prabhat K. Dubey
                                                   ----------------------
--------------------     ------------------------- ----------------------

acting for and on behalf of Borrower and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed.

     EXECUTE LOAN DOCUMENTS. To execute and deliver to Bank the loan documents of Borrower, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of Borrower to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings; consolidations, or substitutions for one or more of the loan documents, or any portion of the loan documents.

     GRANT SECURITY. To grant a security interest to Bank in any of Borrower's assets, which security interest shall secure all of Borrower's obligations to Bank

     NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to Borrower or in which Borrower may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of Borrower with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     LETTERS OF CREDIT. To execute letter of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

     BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of Borrower's agreements or commitments in effect at the time notice is given.

     I FURTHER CERTIFY that the persons named above are principal officers of the Corporation and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that they are in full force and effect and have not been modified or revoked in any manner whatsoever.

     IN WITNESS WHEREOF, I have hereunto set my hand on April 21, 1997 and attest that the signatures set opposite the names listed above are their genuine signatures.


CERTIFIED TO AND ATTESTED BY:

X /s/ William R. Walker
 ---------------------------------------
*Secretary or Assistant Secretary


X /s/ Prabhat K. Dubey
 ---------------------------------------

*NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this resolution should also be signed by a second Officer or Director of Borrower.

                              SILICON VALLEY BANK
                            Documentation Checklist


Borrower:  MMC Networks, Inc.

--------------------------------------------------------------------------------
                                               Required        Executed
                                               --------        --------

  Loan and Security Agreement with Exhibits      [X]              [X]

  Negative Pledge Agreement                      [X]              [X]

  Financing Statement (Form UCC-1)               [X]              [X]

  Initial Disbursement Request and               [X]              [X]

  Authorization                                  [X]              [X]

  Agreement to Provide Insurance                 [X]              [X]

  Borrowing Resolutions                          [X]              [X]
================================================================================

If you have questions concerning any of these documents, please contact:

                         Christine E. Ewing
                         Cooley Godward LLP
                         Five Palo Alto Square
                         3000 El Camino
                         Palo Alto, CA 94306-2155
                         Phone:  415/843-5194
                         Fax:  415/857-0663